Property, Plant and Equipment	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Note 6. Property, Plant and Equipment
The following table details property and equipment as of the dates presented:

	As of December 31,
	2022	2021
Leasehold improvements	$9,525	$9,510
Furniture and fixtures	98	136
Equipment	495	136
Computer equipment	2,177	1,646

Total property and equipment	$12,295	$11,428

Less: accumulated depreciation	(4,970)	(3,919)

Total property and equipment, net	$7,325	$7,509

Long-term assets outside of the United States were less than $1 million at both December 31, 2022 and 2021.
Depreciation expense was $1,238 and $1,177 for the years ended December 31, 2022 and 2021, respectively, and is recorded as part of the general and administrative expenses on the consolidated statements of operations and comprehensive loss.